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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 15, 2000
                                                 -------------------------------


                             EPOCH BIOSCIENCES, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                      0-22170                 91-1311592
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


21720 23rd Drive S.E., N.E., Suite 150, Bothell, Washington       98021
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (425) 482-5555
                                                   -----------------------------


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         (Former name or former address, if changed, since last report.)




                                Page 1 of 4 Pages
                           Exhibit Index is on Page 4

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         ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

         On November 15, 2000, Epoch Biosciences, Inc. purchased substantially all of the assets of the Synthetic Genetics business of Immune Complex Corporation, a privately held California corporation for $3,100,000 in cash. The purchase price was paid from cash resources raised in a private placement and warrant call completed earlier in the year. Synthetic Genetics is engaged in the business of developing, manufacturing, distributing and customizing a variety of modified, dye labeled and highly purified custom synthetic oligonucleotide producers. Epoch will utilize the assets of the Synthetic Genetics business to manufacture probes for its corporate partners as well as to introduce a proprietary line of probes incorporating Epoch's technologies to enhance genetic analysis. Epoch will also manufacture MGB TaqMan probes at the Synthetic Genetic Facility.


         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of business acquired.

                           The financial statements of the business acquired as described in Item 2 above shall be filed by amendment to this Report within sixty days of the date hereof.

                  (c)      Exhibits.

      Exhibit
       Number
      -------

         2.1 Asset Purchase Agreement by and between Epoch Biosciences, Inc. and Immune Complex Corporation, dated November 15, 2000.

         99.1     Press Release dated November 21, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EPOCH BIOSCIENCES, INC.


Date:  November 27, 2000               By: /s/ Sanford S. Zweifach
                                           -------------------------------------
                                           Sanford S. Zweifach
                                           President and Chief Financial Officer

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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

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      Exhibit                                                                                   Sequentially
       Number                                                                                  Numbered Page
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

          2.1        Asset Purchase Agreement by and between Epoch Biosciences, Inc. and             5
                     Immune Complex Corporation, dated November 15, 2000.

         99.1        Press Release dated November 21, 2000.                                         39
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